TRIUMPH FUNDS, INC.
        216 BOULEVARD OF THE ALLIES, PITTSBURGH, PENNSYLVANIA 15222
                    (412) 281-2754,  Fax (412) 281-9018













                                   1996

                               ANNUAL REPORT

                                    TO

                               SHAREHOLDERS

                            TRIUMPH FUNDS, INC.
                        216 BOULEVARD OF THE ALLIES
                           PITTSBURGH, PA 15222



                            PRESIDENT'S MESSAGE


Dear Shareholders:


As we look over the past year your Asset Allocation Fund has faced a considerable number of difficult challenges. A reorganization was conducted to reduce expenses, provide outstanding services to our clients and improve performance. Although we were able to make significant progress in the areas of expenses and services, shrinkage in the Fund s total assets has resulted in a disappointing performance for the year.

During the year the Fund's decrease in total assets can be attributed to a number of reasons; a flurry of redemptions in the first two quarters, the inability to generate sales due to long periods of time for re-registration and proxy efforts, and past performance of the Fund. This shrinkage and the resulting small size of total assets magnifies the impact of any fixed expenses and curtails the ability of the portfolio manager to fully take advantage of market opportunities for performance. Our focus continues to be to increase the total assets of the Fund. We are continuing to explore all means of increasing the net assets and initiating a sales network.

Expenses were able to be decreased on an item by item basis compared with those of previous years, and our gross fixed costs decreased significantly. The quantity and quality of services to shareholders also improved dramatically this year. Timely shareholder statements, prompt turnaround time on callbacks and transactions and the delivery of scheduled reports have been established.

In conclusion, your Board of Directors wishes to thank you for your continued support, and we look forward to finding solutions that will result in improved performance for our shareholders.

Sincerely yours,

James M. Beimel Jr.
President

                            TRIUMPH FUNDS, INC.
                        216 BOULEVARD OF THE ALLIES
                           PITTSBURGH, PA 15222


                MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Asset Allocation Fund undertakes a quantitative strategy based on broad diversification. The Advisor s emphasis on a company s future sustainable earnings' growth tends to promote less adjustment to short term market conditions in favor of long term growth of the portfolio. For the fiscal year, continued decreasing assets and the inability to initiate sales constrained the ability of the Advisor to fully implement his investment strategy. Performance was also eroded by the impact of the fixed costs as total assets decreased. These conditions resulted in a decline in the overall return of the Fund by 47.55% for the fiscal year ended September 30, 1996. During the same period the Standard and Poor s 500 index, the benchmark of the largest 500 companies in the marketplace, performed at a 18.9% increase.

Market performance was again led by blue chip stocks and fueled by the continuation of declining long-term interest rates, slowing domestic economic growth, easing inflation fears and strong corporate profits. The year s best performing sectors were energy, consumer cyclicals and financial companies that were held by the Fund but in proportions that were insufficient to reap the benefits of their rally.

[GRAPHIC - Line chart showing historical performance of $10,00 investment vs. S&P 500 index.]

                            TRIUMPH FUNDS, INC.
                           ASSET ALLOCATION FUND
                         PITTSBURGH, PENNSYLVANIA





                       INDEPENDENT AUDITOR'S REPORT
                                    AND
                           FINANCIAL STATEMENTS

                            SEPTEMBER 30, 1996

McCurdy & Associates CPA's Inc.                          27955 Clemens Road
                                                      Westlake, Ohio  44145
                                                       Phone: (216)835-8500
                                                         Fax: (216)835-1093


                       INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Directors:
Triumph Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Asset Allocation Fund (the sole portfolio of the Triumph Funds, Inc.), including the schedule of investments, as of September 30, 1996, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years since inception in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asset Allocation Fund of the Triumph Funds, Inc. as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years since inception in the period then ended, in conformity with generally accepted accounting principles.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
October 22, 1996

                       TRIUMPH ASSET ALLOCATION FUND

                    Statement of Assets and Liabilities
                            September 30, 1996



ASSETS:

Investments at market value (Cost $83,359)         $ 81,666
Receivable for securities sold                       10,875
Receivable for dividends and interest                    73
Deferred organization expense (Note 1)                2,659
Other assets                                          5,157
                                                  ---------
                             TOTAL ASSETS           100,430
                                                  ---------
LIABILITIES:

Payable for capital stock reacquired                  4,904
Accrued expenses and other                           22,172
                                                  ---------
                             TOTAL LIABILITIES       27,076
                                                  ---------
NET ASSETS:                                       $  73,354
                                                  =========

Net Assets consist of:
  Paid in capital                                 $ 212,619
  Undistributed realized capital loss              (137,572)
  Net unrealized appreciation on investments         (1,693)
                                                  ---------
Net Assets for 26,424 shares outstanding          $  73,354
                                                  =========

Net Asset Value and Redemption Price
  Per Share (73,354/26,424 Shares)               $    2.78
                                                  =========



The accompanying notes are an integral part of these financial statements.

                       TRIUMPH ASSET ALLOCATION FUND

                          Schedule of Investments
                            September 30, 1996

                                             Shares       Value
                                             ------       -----


    COMMON STOCKS       103.69%

         CONSUMER STAPLES           7.70%
Pepsico Inc. . . . . . . . . . . . . . . .      200      $5,650

         ENERGY                     6.95%
Williams Co. . . . . . . . . . . . . . . .      100       5,100

         HEALTH                    22.70%
American Home Products . . . . . . . . . .      100       6,375
Pharmacia & Upjohn Inc.  . . . . . . . . .      100       4,125
Schering Plough  . . . . . . . . . . . . .      100       6,150
                                                          -----
                                                         16,650

         INDUSTRIAL CYCLICALS      19.29%
Eastman Kodak  . . . . . . . . . . . . . .      100       7,850
Trinova  . . . . . . . . . . . . . . . . .      200       6,300
                                                          -----
                                                         14,150

         RETAIL                    11.96%
Charming Shoppes*  . . . . . . . . . . . .      500       3,000
Gap Inc. . . . . . . . . . . . . . . . . .      200       5,775
                                                          -----
                                                          8,775

         SERVICES                  27.50%
Alco Standard  . . . . . . . . . . . . . .      100       4,988

                       TRIUMPH ASSET ALLOCATION FUND

                          Schedule of Investments
                            September 30, 1996




Norfolk Southern...........................     100       9,137
Service Corp International.................     200       6,050
                                                         ------
                                                         20,175
                                                         ------
          UTILITIES        7.59%
Telefonica de Espana ADR^*................      100       5,563
                                                         ------


       TOTAL COMMON STOCKS (Cost $77,756)               $76,063
                                                         ------
    SHORT TERM INVESTMENTS  7.64%
Star Treasury Fund (Cost $5,603)...........   5,603     $ 5,603
                                                         ------

           TOTAL INVESTMENTS 111.33%
            (Cost $83,359)**                            $81,666

           Other Assets Less Liabilities (11.33)%        (8,312)
                                                        --------

           Total Net Assets  100%                       $73,354
                                                        =========

** Cost for federal income tax purposes is the same.
*  Non-income producing
^  Foreign security

                       TRIUMPH ASSET ALLOCATION FUND

                          Statement of Operations
                     The year ended September 30, 1996


INVESTMENT INCOME:

Interest                                          $   3,065
Dividends                                             3,475
                                                  ---------
                             TOTAL INCOME             6,540
                                                  ---------
EXPENSES:

Advisory fees (Note 4)                                2,437
Legal expenses                                        9,225
Audit expenses                                        9,651
Regulatory & filing fees                              1,203
Custodial fees                                        8,464
Transfer agent fees                                   4,113
Accounting fees                                       9,313
  Administrative fees (Note 4)                       25,276
 Amortized organizational expense (Note 1)           18,916
 Other expenses                                       4,730
                                                    --------
                              TOTAL EXPENSES         93,328
                                                    --------
 Net Investment Loss                                (86,788)
                                                    --------
 REALIZED AND UNREALIZD GAIN (LOSS)

 Net realized gain on investments                    35,510
 Net unrealized loss on investments                 (42,387)
                                                    --------
 Net realized and unrealized gain
   on investments                                    (6,877)
                                                    ---------
 Net decrease in net assets from operations        $(93,665)
                                                    =========

The accompanying notes are an integral part of these financial statements.

                       TRIUMPH ASSET ALLOCATION FUND

                     Statement of Changes in Net Assets

                              For the year ended September 30,
                                       1996             1995
                                  --------------    ------------

 INCREASE (DECREASE)IN NET ASSETS
   FROM OPERATIONS:

   Net investment loss                $(86,788)        $(106,784)
   Net realized gain on investments     35,510            53,670
   Change in unrealized appreciation
     (depreciation) of investments     (42,387)           44,616
                                     ----------         ---------
      Net decrease in net assets
       from operations                 (93,665)           (8,498)

 Dividends Paid to Shareholders From:

   Net realized gain on investments          0                 0
   Return of capital                         0                 0

   Capital shares transactions
     (Note 2)                         (530,469)          220,825
                                      ---------          -------
        Total increase (decrease)
          in net assets               (624,134)          212,327

 NET ASSETS:

 Beginning of Period                   697,488           485,161
                                      --------           -------

 End of Period                        $73,354           $697,488
                                      ========          ========



The accompanying notes are an integral part of these financial statements.

                       Notes to Financial Statements
                             September 30,1996


NOTE 1.   Summary of Accounting Policies

           Triumph Funds, Inc. (the "Fund"),formerly known as Penn Capital Funds, Inc. is registered under the Investment Company Act of 1940 as an open end diversified management investment company. The Fund currently has one series, the Asset Allocation Fund whose investment objective is to provide long term high total investment return, partly through current income, but principally through capital appreciation. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

           Security Valuation

           Investments securities listed or traded on a recognized national stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value in accordance with standards determined in good faith by the Board of Directors.

           Federal Income Taxes

           The Fund's policy is to comply with requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

                       TRIUMPH ASSET ALLOCATION FUND

                       Notes to Financial Statements
                             September 30,1996



           Deferred Organization Expense

           Organization costs have been deferred and are being amortized over a five year period ending November 12, 1996.

           Estimates

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the finanial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       TRIUMPH ASSET ALLOCATION FUND

                       Notes to Financial Statements
                             September 30, 1996


           Other

           Investment transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.




 Note 2.   Capital Share Transactions

           As of September 30, 1996, there were 300,000,000 shares of no par value capital stock authorized of which 10,000,000 shares have been allocated to the Asset Allocation Fund. Transactions in capital stock were as follows:

                                     Year ended              Year Ended
                                 September 30,1996       September 30, 1995

                                 Shares      Amount         Shares     Amount

     Shares sold                       0    $     0        100,274   $533,680

     Shares redeemed            (105,071)  (530,469)       (57,480)  (305,288)
                                ---------  ---------       --------  ---------
    Net increase (decrease)     (105,071) $(530,469)        42,794  $ 228,392
                                =========  ========        ========  =========

                       TRIUMPH ASSET ALLOCATION FUND

                       Notes to Financial Statements
                             September 30, 1996




 Note 3.   Investment Transactions

           During the year ended September 30, 1996, the cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $451,203 and $975,495, respectively. At September 30, 1996, the Fund had tax basis net capital losses of $137,572, which may be carried forward to offset future capital gains. Such losses expire September 30, 2001 and 2002. At September 30, 1996, the
           aggregate gross unrealized appreciation and depreciation of securities was as follows:

           Unrealized appreciation       $  1,545
           Unrealized depreciation       $ (3,238)
                                         ---------
           Net unrealized depreciation   $ (1,693)
                                         =========

                       TRIUMPH ASSET ALLOCATION FUND

                       Notes to Financial Statements
                             September 30, 1996


 Note 4.   Investment Advisory fees and Other Affiliates

           International Investments, Inc. (the " Adviser") serves as the Fund's investment adviser, subject to the overall authority of the PCF's Board of Directors. For its services as Fund Adviser, it is paid an advisory fee at an annual rate of 1.00% of the average daily net asset value of the Fund on the first $25 million of average daily net asset value; 0.75% on the next $75 million of average daily net asset value; and 5/8th of 1% on any amount over $100 million in average daily net asset value.

           American Data Services, Inc. ("ADS"), provides the Fund with accounting services, pursuant to a Fund Accounting Services Agreement dated November 1, 1995. For these services ADS is paid a monthly fee based on the average net assets of the Fund during the prior month on the following scale: under $2 million-- $600; from $2 million to $5 million--$800; from $5 million to $10 million--$1,100; from $10 million to $15 million--$1,400; from $15 million to $20 million- -$1,700; from $20 million to $25 million--$2,000; and for amounts over $25 million--$2,000 plus 1/12th of .0275% on all average net assets in excess of $25 million. Fees are subject to increase to reflect the annual change in the Consumer Price Index for the Northeast region. The Fund is also to reimburse ADS for its out-of-pocket expenses incurred in connection with this work.

                       TRIUMPH ASSET ALLOCATION FUND

                       Notes to Financial Statements
                             September 30, 1996


 Note 4.   Investment Advisory fees...(cont.)
           ADS is also acting as the tranfer agent for the Fund. For these services it will receive a monthly fee of the greater of $200.00 or $10.00 per account which is open at any time during the year plus certain transaction fees. These fees are subject to annual increase to reflect the Consumer Price Index for the Northeast region.

           The Fund has entered into an administrative services agreement with James M. Beimel, Jr., the President of the Fund. Under this agreement Mr. Beimel, who does not receive a salary from the Fund, will perform all the needed administrative services for the Fund, including providing space for PCF s offices in Pittsburgh. Mr. Beimel was paid $18,000 to perform these services during the year. From March 1, 1996 through August 31, 1996 Mr. Beimel engaged ADS as a sub-administrator to perform certain administrative services for the fund. ADS received $6000 for these services during the year. The Fund has no employees.

           Dunwoody Brokerage Services, Inc.("Dunwoody") is the
           Fund's distributor. Dunwoody retained $8,674 from brokerage fees on execution of portfolio transactions.

                       TRIUMPH ASSET ALLOCATION FUND

                       Notes to Financial Statements
                             September 30, 1996


 Note 5.   Reclassification

           In accordance with AICPA Statement of Position 93-2 the components of net assets of the Fund have been reclassified to the extent that the net investment loss of $86,788 sustained during the fiscal year ended September 30, 1996, which represents a permanent difference for income tax purposes, has been reclassified as a decrease in net capital paid in.

 Note 6.   Financial Instruments Disclosure

           There are no reportable financial instruments which have any off-balance sheet risk as of September 30, 1996.

 Note 7.   Contingencies

           The Fund is subject to a lawsuit involving allegations of unpaid legal fees. The Fund intends to vigorously oppose the claim. The potential loss exposure in this action is estimated to be between approximately $4,000 and $25,500.

                       TRIUMPH ASSET ALLOCATION FUND

                            Financial Highlights
               (for a share outstanding throughout a period)

                                                                    Period from
                                                                   November 12,
                                                                  1991* through
                                        Year Ended September 30,   September 30,
                                  1996     1995     1994     1993        1992
                                 ______________________________________________

 Net asset value,
  beginning of period            $5.30    $5.47    $6.29    $7.41      $10.00

 Income from investment
   operations:
  Net investment loss            (1.50)   (1.07)   (0.88)   (0.60)     (0.16)
  Net realized and unrealized
   gains (losses)on investments  (1.02)    0.90     0.06    (0.12)     (2.43)
                                  ----     ------  -----    ------     ------
 Total from investment operations(2.52)   (0.17)  (0.82)    (0.72)     (2.59)

 Less Distributions:
 Distributions from net
  realized gains                  0.00      0.00     0.00     (0.36)    0.00
 Return of capital                0.00      0.00     0.00     (0.04)    0.00
                                  ----     -----    ------    ------   -----
 Total Distributions              0.00      0.00     0.00     (0.40)    0.00

 Change in net asset value       (2.52)    (0.17)   (0.82)    (1.12)   (2.59)
                                 ------    ------   ------    ------   ------
 Net asset value, end of period  $2.78     $5.30    $5.47     $6.29    $7.41

 Total return***                (47.55)%   (3.11)% (13.04)% (10.49)% (25.90)%

 Ratios/Supplemental data
 Net assets, end of period (000)   73       697      485      664       1,065

 Ratios to average net assets:
  Expenses                       33.74%    21.92%     12.56%   8.40%  4.93%**
  Net investment income (loss)  (31.37)%  (20.61)%   (11.55)% (6.48)% (2.82)%**
  Portfolio turnover rate           187%      141%       200%    116%   23%
  Average commission rate paid   $ .21

 *     Commencement of operations
 **    Annualized
***   Total return does not reflect sales commissions